Investor Presentation May 2023 Exhibit 99.1

Safe Harbor Statement Confidential: Manitex International Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

About Manitex

Leading Provider of Lifting Solutions to Infrastructure and Construction Markets

MANITEX INTERNATIONAL

What we do

We are a leading provider of mobile truck cranes, industrial lifting solutions, aerial work platforms, construction equipment and rental solutions that serve infrastructure, heavy industry, and general construction markets. We engineer and manufactures products in North America and Europe, distributing through independent dealers globally.

What we offer


Straight mast cranes


Articulated cranes


Industrial lift & aerial work platforms


Equipment rentals

How we win

- High performance, service-centric culture
- Deep, recurring customer relationships
- Comprehensive portfolio of leading brands
- Commitment to quality and innovation
- Positioning – we have strong positions in the right markets....aiding the addition and expansion of our products

Our Footprint

S. Cessario siul Panaro, Italy (542,000 SF facility)
Boom Truck and Sign Crane manufacturing

Piacenza, Italy (58,000 SF facility)
Precision Pick and Carry Cranes



Rabern Rentals
Four North Texas locations

Georgetown, Texas (188,000 SF facility)
Boom Truck and Sign Crane manufacturing

Chicago, Illinois
Manufacturing Support for Oil & Steel and Valla

Arad, Romania (213,000 SF facility)
Knuckle Boom Crane Manufacturing

+30%	+165%	+22%	1.1x	+400 bps
2021-2022 Revenue Growth	2021-2022 EBITDA Growth	2021-2022 Backlog Growth	12/31/22 Book-to-Bill	2021-2022 EBITDA margin growth

Confidential: Manitex International 3

Complete Solutions Serving Growing End-Markets

Capitalizing on favorable energy and infrastructure market investment trend

MANITEX INTERNATIONAL

Lifting Equipment Segment

- ~92% of 2022 revenue
- ~$18 billion global addressable market

Our Lifting Equipment segment manufactures and markets a comprehensive lines of boom trucks, truck cranes, and other lifting solutions and provides aftermarket parts and services






Rental Equipment Segment

- ~8% of 2022 revenue
- ~$58 billion North American addressable market

Rabern

Our Rental Equipment segment is a provider of industrial equipment rentals with four locations in Northern Texas.






Key End Markets Served


Infrastructure

Utility

Energy

Commercial Construction

Product Mix (as % of 2022 Sales)

53%	14%	14%	8%	11%
Boom, knuckle boom and cranes	Aerial Work Platforms	Parts and Service	Rental (10% Pro Forma)	Other

Confidential: Manitex International

4

Seamless End-to-End Operating Model Proven expertise within design, sourcing, manufacturing and distribution Manitex integrates deep engineering and design expertise with global manufacturing and distribution capabilities, positioning us as the leading independent lifting solutions company Our designs seek to combine innovation with the needs of our customers via practical applications; “We deliver Practical Innovations”. Alignment with a diverse base of world-class OEMs of class 7-8 trucks We purchase steel and a variety of machined parts, components and subassemblies including weldments, winches, cylinders, frames, rims, axles, wheels, tires, suspensions, cables, booms and cabs, as well as engines, transmissions and cabs.  Manitex manufactures its mission critical components and sub-assemblies and outsources sub-assemblies and other non-critical items. Leverage outside manufacturing capabilities to improve costs and efficiently deploy capital investments. Regional dealers aid in the specification and application of on-highway fleet – tailoring weight, size and class to regional regulations and contractor needs. Step 1 Product Engineering and Design Step 2 Materials Sourcing and Procurement Step 3 Precision Manufacturing Step 4 Direct and third-party distribution

Track Record of Execution Driving year-over-year growth in revenue, EBITDA and margin realization Track record of organic and inorganic growth Organic Growth driven by global construction demand US Infrastructure Bill Oil & Gas | Energy | Commercial and Industrial Construction Positioned well in attractive markets USA | Canada | Western Europe | South American Mining Rabern Acquisition 8% of pro forma sales High rental growth rate Strong trends continued into 1Q23 1Q backlog increased 16% 1Q gross margins up 440bps 29% y/y Revenue Growth ($MM) 165% y/y Adjusted EBITDA Growth ($MM) 400 bps y/y EBITDA Margin Expansion (%) 22% y/y Backlog Growth ($MM)

Lifting Equipment Segment Diverse, high-value lifting solutions portfolio Our Lifting Equipment Segment Manufactures and markets a comprehensive lines of boom trucks, truck cranes, and other lifting solutions and provides aftermarket parts and services Mobile Straight Mast Cranes $550 million TAM in North America Leading market position in North America Lifting solutions up to 85 tons Leading position in NA energy, general construction and infrastructure Knuckle Boom Cranes $2.3 billion global TAM Versatile applications w/ customer-specific tailored solutions Efficient use in tight spaces Lifting solutions to 210 tons Light weight – allowing payload delivery Aerial Work Platforms $15.6 billion global TAM Practical on-highway truck mounted applications and self-propelled applications Indoor electric battery powered Leading class machines able to enter building door at 32” with deployed access of 70’ Net-zero emissions technologies Electric Cranes Wide range of leading class electric operated and fully remote industrial lift and rigging solutions Industrial full battery powered Mobile field & construction electric cranes (ECSY) Parts & Service Significant, fragmented market Historically 10-20% of annual revenue High-margin, recurring revenue stream

Lifting Equipment Segment

Leading brands serving diverse growth markets

MANITEX INTERNATIONAL

We operate under four leading brands serving diverse industrials, energy, infrastructure and utility markets

	MANITEX	PM	OIL & STEEL	Valla
Product Solutions	• Mobile straight-mast cranes • Crane Mounted Aerial Work Platforms • Mobile lifting solution to 65T • Versatile and highly serviceable	• Mobile Articulated Truck Cranes • Specialty metro area solutions • Versatile with unique tailoring capabilities • Highly serviceable	• Truck mounted & self-drive solutions • Leading net-zero emissions technology • Universally accepted applications (EU/Americas)	• Zero-emissions precision pick & carry cranes • 2.5T – 90 T solutions • Self-driven or remote • Ingenious crane to forklift, window glazing, multi-function attachments
Markets	• Oil & Gas (Upstream | Refining | Downstream) – North America | Mid-East • Energy Transmission • Industrial | Transportation | Mining & Metals	• Growing acceptance of articulated cranes in North American markets • Tailored to general construction, material delivery, waste removal semi or fully remote controlled	• General construction • Industrial maintenance • Mobile aerial maintenance	• Aerospace • Clean Room applications • Industrial environments / Manufacturing • Remanufacturing & Repair

Positive secular trends support favorable outlook

North America
61% of 2022 Sales

- Infrastructure Investment & Jobs Act
- Inflation Reduction Act
- Utility Transmission & Distribution Investment

Western Europe
24% of 2022 Sales

- Commercial construction
- T&D Investment
- Electric Generation and Distribution

Confidential: Manitex International

8

Rental Equipment Segment Rabern Rentals Acquisition Provides Entry Into Attractive Rental Equipment Market In 2022, Manitex acquired Rabern Rentals, a leading regional provider of industrials equipment rentals, with four locations throughout Texas Rabern resulted in the creation of a new, higher-margin equipment segment Rental equipment segment generated $21 million in FY22; Pro Forma run rate $30 million. What we do Through Rabern, we provide a full line of more than 1,700- pieces heavy-duty commercial construction equipment through four locations in North Texas. We are focused on smaller markets with attractive competitive characteristics. Segment Growth Potential Our rental business generally carries 2x the gross margin of our legacy equipment business We expect this business to represent between 10-20% of annual revenue Rental enjoys relative stability when compared to equipment sales cycles, providing recurring revenue streams through the cycle Amarillo (2) Hereford Lubbock Our rental segment represents an important strategic expansion into complementary, higher-margin equipment markets

U.S. Equipment Rental Market $65 billion addressable market by 2025 Equipment rental is a fragmented, growing market with high organic growth and margin expansion potential Through organic share gains, we will seek to outpace the low-mid-single digit industry revenue CAGR We anticipate continued strength in commercial construction and repair activity in 2023, which will continue to benefit rental over a multi-year period *Highly fragmented market Historical Equipment Rental Sales (in billion U.S. dollars) Source: Published by Statista Research Department, Jul 15, 2022 We anticipate continued strength in commercial construction and repair activity in 2023, which will continue to benefit rental over a multi-year period Industry CAGR 4-5% Doubled in size since 2000 Strong forecasted growth Equipment Rental Competitors

Value Creation Roadmap We introduced Elevating Excellence Initiative in First Quarter 2023 Manitex has identified historical challenges to profitable growth Too many go-to-market brands - diluted brand identity Unrealized synergies of scale Lack of production velocity Ineffective structure Lack of data-centric reporting (KPI, balanced scorecard) Our Path Forward Our Past Targeted Commercial Expansion Sustained Operational Excellence Disciplined Capital Allocation Optimize operating structure; product mix optimization; increased facility utilization; supply chain optimization; improved fixed cost absorption High-return organic growth investments; invest from cash flow; opportunistic, accretive bolt-on acquisitions in complementary adjacent markets Manitex introduced its Elevating Excellence initiative in the first quarter 2023 representing a new long-term value creation strategy Organic share expansion in favorable markets (North America / Western Europe); Share expansion of PM | Oil & Steel and Valla in the USA

Targeted Commercial Expansion Drive above-market organic growth, leveraging incumbent position Manitex will leverage its incumbent, leadership position in Straight Mast Cranes to expand across Articulated, Industrial Lift / AWP and Rental Markets Manitex has 35% market share within the domestic Straight Mast market Brand consolidation, market positioning will help to drive organic share gains in adjacent markets Retain leadership position within Straight Mast market, while investing in higher-growth, underpenetrated adjacent markets Market Share Expansion Leverage strong market share in straight mast cranes to grow articulated cranes, Industrial Lifting, and AWP share in N.A. Simplify Brand Identity Simplify our go-to-market branding, supporting our dealers with segmented brands serving specific applications Enhanced Product Distribution Consolidate distribution across targeted geographies Product Innovation Invest in new, customer-led innovation and product development Market Share | Growth Growth Share Delivering “One Manitex” to the market Driving balanced growth across new and existing markets Straight Mast Articulated Industrial Lift & AWPs Rentals Relative growth contribution by product

Sustained Operational Excellence Building a durable, more efficient business to drive profitable growth Manitex intends to drive productivity and efficiency improvements in support of profitable growth through the cycle 2023 Priorities 2024 Priorities 2025 Priorities Systems utilization (Process Improvements) Rationalize & Centralize supply chain Improve capacity utilization Position new dealers and NA channel support Drive growth of PM | Oil & Steel | Valla in NA Rental growth and margin expansion Product rationalization Strategic, bolt-on acquisitions Implement a lean, more efficient organizational structure, increase production velocity, expand sourcing and procurement capabilities, improve inventory management, leverage data and analytics in support of cultural accountability Key drivers of multi-year margin improvement, weighted by potential anticipated margin uplift

Acquisition Criteria Product line | end-market expansion Revenue and accretive margin synergies Technical capabilities expansion Aftermarket appeal Disciplined Capital Allocation Prioritize reduction in net leverage, targeted organic growth investments Manitex intends to reduce net leverage, while continuing to optimize liquidity with which to support organic growth across the business Building a more efficient, lean organization before we begin to pursue strategic acquisitions 2023-2024 Capital allocation priorities Reduce net leverage towards target of 3.0x or less Selectively invest in new organic growth opportunities Opportunistic, shareholder-friendly return of capital 2025+ Capital allocation priorities Strategic, bolt-on acquisitions Selectively invest in new organic growth opportunities Opportunistic, shareholder-friendly return of capital

2025 Financial Targets

Positioned to drive significant organic growth and margin expansion

Between YE 2022 and YE 2025, Manitex intends to deliver **incremental growth in revenue, EBITDA and EBITDA margin realization** through a combination of commercial expansion, sustained operational excellence and disciplined capital allocation

2022A-2025E

Revenue Bridge ($MM)

~25%
revenue growth at mid-point of range



$274
$325 to $360
2022
2025E

EBITDA Bridge ($MM)

~65-110%
EBITDA growth



$21
$35 to $45
2022
2025E

EBITDA Margin (%)

+300-500 bps
of margin expansion



8%
11% to 13%
2022
2025E

Revenue Drivers

(2024 and 2025 Focus on Growth)

- End-market growth
- Improved capacity utilization
- Product innovation / NPD
- Market share gains

Margin Drivers

(2023 is a foundational year with focus on margins / process and systems)

- Improved fixed-cost absorption through improved operating leverage
- Reweight product mix toward higher-margin offering
- Centralization of procurement and supply chain

Confidential: Manitex International

15

Rental Equipment Segment Rabern Rentals Acquisition Provides Entry Into Attractive Rental Equipment Market In 2022, Manitex acquired Rabern Rentals, a leading regional provider of industrials equipment rentals, with four locations throughout Texas Rabern resulted in the creation of a new, higher-margin equipment segment Rental equipment segment generated $21 million in FY22; Pro Forma run rate $30 million. What we do Through Rabern, we provide a full line of more than 1,700- pieces heavy-duty commercial construction equipment through four locations in North Texas. We are focused on smaller markets with attractive competitive characteristics. Segment Growth Potential Our rental business generally carries 2x the gross margin of our legacy equipment business We expect this business to represent between 10-20% of annual revenue Rental enjoys relative stability when compared to equipment sales cycles, providing recurring revenue streams through the cycle Amarillo (2) Hereford Lubbock Our rental segment represents an important strategic expansion into complementary, higher-margin equipment markets

U.S. Equipment Rental Market $65 billion addressable market by 2025 Equipment rental is a fragmented, growing market with high organic growth and margin expansion potential Through organic share gains, we will seek to outpace the low-mid-single digit industry revenue CAGR We anticipate continued strength in commercial construction and repair activity in 2023, which will continue to benefit rental over a multi-year period *Highly fragmented market Historical Equipment Rental Sales (in billion U.S. dollars) Source: Published by Statista Research Department, Jul 15, 2022 We anticipate continued strength in commercial construction and repair activity in 2023, which will continue to benefit rental over a multi-year period Industry CAGR 4-5% Doubled in size since 2000 Strong forecasted growth Equipment Rental Competitors

Investment Summary Business transformation underway; focused on long-term value creation Business transformation underway, led by CEO Michael Coffey. Building a three-year roadmap to drive commercial expansion, operational excellence and disciplined capital management Investment Summary Key Catalysts Recent move into higher-margin equipment rental business. Significant opportunity for organic growth, capabilities/service expansion; durable, recurring revenue stream Legacy equipment business supported multi-year secular tailwinds. Construction activity across energy, infrastructure and utility end-markets supports stable equipment recycle as old units age-out Delivering innovative, efficient products to the market. Growing zero emissions product solutions; NPD driving share gains, particularly in North America Balance sheet deleveraging underway. Focused on directing free cash flow toward further debt reduction; targeting net leverage of at/below 3.0x Management and board aligned with shareholder interests. Insiders owns approximately 26% of the shares outstanding as of 12/31/22. Compelling 2025 targets. Anticipating 25% revenue growth and between 300-500 BPS of EBITDA margin expansion by 2025. “Elevating the People and Process of Construction” Committed to higher-growth, higher-margin and a more profitable business over the next three years. Guided by our strategy Elevating Excellence, a value creation framework

First Quarter 2023 Results

Key Messages First Quarter 2023 Highlights Performance highlighted by strong operating execution, significant margin expansion and backlog growth 12% revenue growth driven by Rental Solutions Strong execution drove 440 bps of y/y 1Q23 gross margin expansion Measurable progress on Elevating Excellence long-term value creation strategy Solid Revenue Growth Revenue increased 12% during 1Q23 driven by contribution from Rabern Rental Momentum Strong organic growth, driven by robust demand in core markets, pricing benefits and the opening of our new branch in Lubbock, TX Operating Execution 1Q23 Gross Margin increased 440 bps to 21.2%, driven by pricing benefits, improved productivity, and increased fixed cost absorption EBITDA Margin Expansion Adjusted EBITDA margin of 9.3% improved significantly y/y Continued Backlog Growth Backlog increased 16% versus last year due to favorable end market trends and strong execution Elevating Excellence Early progress on strategic initiatives including growing momentum in new product introductions, opening of new Rental branch in Lubbock, and strong execution on resource optimization and supply chain efficiencies Delivering on 2023 Targets Strong order trends and backlog growth, combined with continued operational execution, put Manitex on pace to achieve 2023 financial target of low double-digit EBITDA growth

1Q23 Financial Performance Strong operational and commercial execution, Elevating Excellence initiatives underway 1Q23 results highlighted by strong order growth, improved EBITDA margin, progress on Elevating Excellence initiatives, and a 16% y/y increase in backlog First Quarter 2023 Key Highlights Elevating Excellence Key Highlights Revenue growth of 12% driven by new product introductions; Strong Rentals Solutions growth Gross margin of 21.2% up 440 bps due to improved mix, better pricing and better manufacturing throughput Adjusted EBITDA increased 131% y/y EBITDA margin of 9.3% Backlog increased 16% to $238 million, despite only partial benefit from CONEXPO orders Confidential: Manitex International Strong customer response for new product introductions at CONEXPO Targeting significant new product introductions in 2023 Successful opening of new Rental branch location in Lubbock, TX Ongoing resource optimization initiatives driving improvement in manufacturing throughput New sourcing initiatives provide opportunity for incremental cost savings Net leverage of 3.5x, approaching goal of 3.0x

1Q23 Performance Summary Strong backlog growth, meaningful margin improvement Favorable end market trends and strong execution Revenue growth driven by new products and strong performance at Rentals Solutions 16% backlog growth at 3/31/23 owing to favorable end market trends and new products Gross margin improved 440 bps y/y due to operational improvement, more favorable pricing, and mix benefits Trailing twelve-month EBITDA of $24.8 million, up from $8.9 million in the prior twelve-month period. 12% y/y Revenue Growth ($MM) 16% y/y Backlog Growth ($MM) 440 bps y/y Gross Margin Expansion (%) 131% y/y Adjusted EBITDA Growth ($MM)

Disciplined Balance Sheet Management Focus on debt reduction and investment in organic growth initiatives Capital allocation focused on debt reduction and organic growth initiatives Liquidity profile stable from the end of the fourth quarter 2022, despite normal seasonal working capital requirements Debt levels increased following the acquisition of Rabern completed in Apr-22 Net leverage of 3.5x, down from 3.9x at YE22 driven by strong EBITDA growth. Focused on reducing leverage toward long-term target of 3.0x or less Cash and Availability ($MM) Net Leverage Ratio (Net debt to Adjusted EBITDA) Net Debt ($MM)

Appendix

Statement on Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND OTHER ITEMS   In this presentation, we refer to various non-GAAP (U.S. generally accepted accounting principles) financial measures which management uses to evaluate operating performance, to establish internal budgets and targets, and to compare the Company's financial performance against such budgets and targets. These non-GAAP measures, as defined by the Company, may not be comparable to similarly titled measures being disclosed by other companies. While adjusted financial measures are not intended to replace any presentation included in our consolidated financial statements under generally accepted accounting principles (GAAP) and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, we believe these measures are useful to investors in assessing our operating results, capital expenditure and working capital requirements and the ongoing performance of its underlying businesses. A reconciliation of Adjusted GAAP financial measures is included with this presentation. All per share amounts are on a fully diluted basis. The quarterly amounts described below are unaudited, are reported in thousands of U.S. dollars, and are as of the dates indicated.

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss)

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA